Nationwide Variable Insurance Trust

American Funds NVIT Growth Fund
American Funds NVIT Global Growth Fund
American Funds NVIT Growth-Income Fund
American Funds NVIT Asset Allocation Fund
American Funds NVIT Bond Fund

Supplement dated December 3, 2013
to the Statement of Additional Information (“SAI”) dated May 1, 2013

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the SAI.

1.	On page 18 of the SAI, the seventh paragraph in the sub-section “Currency Transactions” in the section “Description of Portfolio Instruments and Investment Policies” is deleted in its entirety.

2.
On page 49 of the SAI, the following paragraph is added to the sub-section “Feeder Funds Trust – Master-Feeder Service Provider to the Feeder Funds” in the section “Investment Advisory and Other Services”:

The Feeder Funds are operated by a person that has claimed an exclusion from the definition of the term “commodity pool operator” pursuant to Rule 4.5 under the Commodity Exchange Act (“CEA”), and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

3.
The first paragraph in the sub-section “Master Funds Trust – Investment Adviser to the Master Funds” in the section “Investment Advisory and Other Services” on page 49 of the SAI is deleted in its entirety and replaced with the following:

The investment adviser to the Master Funds, Capital Research and Management Company (“Capital Research”), founded in 1931, maintains research facilities in the United States and abroad (Los Angeles; San Francisco; New York; Washington, D.C.; London; Geneva; Hong Kong; Singapore; and Tokyo). These facilities are staffed with experienced investment professionals. Capital Research is located at 333 South Hope Street, Los Angeles, CA. It is a wholly owned subsidiary of The Capital Group Companies, Inc., a holding company for several investment management subsidiaries. Capital Research and Management Company manages equity assets through three equity investment divisions and fixed-income assets through its fixed-income division, Capital Fixed Income Investors. The three equity investment divisions –   Capital World Investors, Capital Research Global Investors and Capital International Investors – make investment decisions independently of one another. Portfolio Counselors in Capital International Investors rely on a research team that also provides investment services to institutional clients and other accounts advised by affiliates of Capital Research and Management Company. The Master Funds are operated by the investment adviser, which has claimed an exclusion from the definition of the term commodity pool operator under the CEA with respect to the Master Funds and, therefore, is not subject to registration or regulation as such under the CEA with respect to the Master Funds.

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